UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 22, 2026

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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2026, the Board of Directors of Corpay, Inc. (the "Company" or "Corpay"), appointed London-based David Bunch to serve on its Board of Directors, effective immediately.

Mr. Bunch currently serves as Group Executive Vice President for Mobility & Convenience at Shell PLC, where he leads one of the world’s largest branded networks, consisting of over 40,000 convenience, B2B, and EV mobility sites serving 30 million customers daily. His extensive international career spans leadership roles in North America, Asia, and Europe. Mr. Bunch, a dual UK/US national, previously served as Chairman of Shell UK Ltd, is an MBA graduate of the London Business School, and served as a Non-Executive Director within the UK Government’s Department for Transport.

Mr. Bunch was not elected pursuant to any arrangement or understanding with the Company or any other person, and there are no actual or proposed transactions between Mr. Bunch or any of his immediate family members and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with his appointment as a director of the Company. The Board has affirmatively determined that Mr. Bunch qualifies as an independent director as defined by the listing standards of the New York Stock Exchange and the Company’s corporate governance guidelines.

In connection with his service on the Board, Mr. Bunch will be entitled to the Company’s customary non-employee director compensation package, commencing on January 22, 2026. The Company has also entered into an indemnification agreement on the Company’s standard form with Mr. Bunch.

A copy of the press release issued by the Company on January 22, 2026 regarding Mr. Bunch's appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corpay, Inc. press release dated January 22, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

January 22, 2026	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel